UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2011

BALL CORPORATION

(Exact name of Registrant as Specified in Charter)

Indiana	001-07349	35-0160610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Longs Peak Drive, P.O. Box 5000, Broomfield, Colorado	80021-2510
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 469-3131

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

In connection with the issuance of securities pursuant to the registration statement on Form S-3 (File Nos. 333-157537 and 333-157537-01 through -27), filed on February 26, 2009, and Post-Effective Amendment No. 1 thereto, filed on August 10, 2009, Ball Corporation is filing legal opinions and consents as Exhibits 5.1, 5.2 and 23.1 to this Current Report on Form 8-K.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the issuance of 6.75% Senior Notes due 2020.

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the issuance of 5.75% Senior Notes due 2021.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibits 5.1 and 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2011	BALL CORPORATION

	By:	/s/ Charles E. Baker
	Name:	Charles E. Baker
	Title:	Vice President, General Counsel and Assistant
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the issuance of 6.75% Senior Notes due 2020.

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the issuance of 5.75% Senior Notes due 2021.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibits 5.1 and 5.2).